UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-03651

                    Touchstone Strategic Trust – December Funds
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
                   Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

E. Blake Moore, Jr.

303 Broadway, Suite 1100
                   Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

December 31, 2022
Annual Report
Touchstone Strategic Trust
Touchstone Anti-Benchmark® US Core Equity Fund
Touchstone Dynamic Allocation Fund (formerly known as Touchstone Dynamic Global Allocation Fund)
Touchstone Sands Capital International Growth Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-13
Tabular Presentation of Portfolios of Investments (Unaudited)	14
Portfolios of Investments:
Touchstone Anti-Benchmark® US Core Equity Fund	15-16
Touchstone Dynamic Allocation Fund (formerly known as Touchstone Dynamic Global Allocation Fund)	17
Touchstone Sands Capital International Growth Fund	18-19
Statements of Assets and Liabilities	20-21
Statements of Operations	22
Statements of Changes in Net Assets	23
Statements of Changes in Net Assets - Capital Stock Activity	24-25
Financial Highlights	26-27
Notes to Financial Statements	28-39
Report of Independent Registered Public Accounting Firm	40-41
Other Items (Unaudited)	42-47
Management of the Trust (Unaudited)	48-50
Privacy Protection Policy	51
This report identifies the Funds' investments on December 31, 2022. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended December 31, 2022.
For the calendar year 2022, the U.S. Federal Reserve (Fed) initiated a series of Fed Funds rate hikes to combat persistent inflation. Over the course of the year, the Fed raised overnight rates by over 4 percent in an effort to slow down economic growth. The Fed’s attempt to engineer a “soft landing” for the economy created uncertainty at times throughout the year. This uncertainty contributed to a selloff in nearly every major asset class in the capital markets, a rare negative annual return for both U.S. equities and fixed income markets. Outside the U.S., global economic growth slowed due to various reasons such as the unexpected Russian invasion of Ukraine in February, disrupted supply chains and trade from continued COVID-related lockdowns in China, and political turbulence in the U.K. However, the capital markets absorption of the Russian-Ukrainian conflict by mid-year and the loosening of China’s COVID lockdowns later in the year, were not enough to squelch economic headwinds that had been occurring since the beginning of 2022 including higher rates of inflation, slowing demand and higher energy prices.
U.S. equity markets reported negative results for the year. The equity style shift from Growth to Value that began in late 2020 continued throughout 2022. Within the domestic markets, large cap value stocks outperformed their growth counterparts on a relative basis. The aforementioned Fed rate hikes disproportionately impacted growth stocks due to their higher implied growth rates and longer duration of earnings growth included in their valuation multiples. Value stocks generally benefit from higher commodity costs (e.g. Energy sector) and when equity investors seek refuge in defensive sectors such as Consumer Staples and Health Care – both of which occurred during 2022.
In the fixed income markets, Fed rate hikes and persistent inflation pushed shorter maturity yields up compared to longer maturities on the yield curve, providing a headwind for the investment grade bonds. Over the full year, credit spreads did not widen significantly despite slowing economic growth, hence below investment grade bonds outperformed their investment grade peers due to their yield advantage.
We are reminded especially in periods like these of the importance of the steady hands of financial professionals, trust in your investment strategy, and the risks of trying to time the market. Additionally, we believe that environments that are more volatile create more opportunity for active managers to add value, especially those that are Distinctively Active with high Active Share. We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Anti-Benchmark® US Core Equity Fund
Sub-Advised by TOBAM S.A.S.
Investment Philosophy
The Touchstone Anti-Benchmark® US Core Equity Fund (the "Fund") seeks capital appreciation. TOBAM’s methodology seeks to enhance the diversification of portfolio holdings to reduce market bias and potentially improve risk-adjusted returns. TOBAM’s process selects individual stocks and their weights in an effort to reduce the correlations between individual holdings. This enables the creation of portfolios that seek to mitigate the inherent concentration risks associated with capitalization-weighted benchmarks. The lower correlations have the potential to provide a differentiated source of value than other methods of diversification. This quantitative approach creates fully invested, long-only portfolios that do not use leverage, and are designed to help guard against structural biases.
Fund Performance
The Touchstone Anti-Benchmark® US Core Equity Fund (Class Y Shares) outperformed its benchmark, the Russell 1000® Index, over the 12-month period ending December 31, 2022.  The Fund’s return was -9.10 percent (calculated excluding the maximum sales charges) compared to the -19.13 percent return of the Russell 1000® Index.
Market Environment
Looking back at 2022, there were many themes in financial markets.  Central Banks turned more hawkish than investors had originally priced in. The Russia-Ukraine war contributed significantly to continued high inflation and increased economic uncertainty, particularly in Europe. China and its increasingly hostile relationship with the Western world, as well as its zero-COVID policy, have each been a large unknown variable that weighed on emerging markets as well as developed markets indices.  Equities and bond yields became negatively correlated sending equities and bonds into negative territory. The drawdown, particularly in high-grade credit markets, reached extreme and clearly unexpected levels. “Growthy” technology companies but also some mega-cap technology companies in the U.S. started to reprice, which we believe means that we might have reached a turning point in market concentration, at least in the U.S. (and in all cap-weighted indices that include the U.S. market).  In emerging markets (EM), India outperformed in relative terms on the back of China’s weakness. However, this started to reverse towards the end of the year when the zero-COVID policy was lifted.
The biggest loser during 2022 in U.S. dollar (USD) terms was emerging markets (a lot of this coming from the Chinese rollercoaster and the generally still very difficult environment for many EM countries) and Japan. Note that currency effects also played a major role throughout the year, with a strong USD, most markets look much weaker in USD terms than they do in local currency. Despite the strong USD (or probably partially because of it and the hawkish Fed), U.S. stocks started to reprice quite strongly, making it one of the worst performing markets in 2022. Note, U.K. outperformance is probably not very representative for the struggling U.K. economy since the cap-weighted index is very concentrated towards two energy giants, two healthcare giants and five banks, which were three bets that heavily rewarded over of the year.
Looking at our measure of market concentration/diversification for various regions we can see that the reversal in market concentration seems to have started over 2022 in the U.S. market, which has translated as a consequence also into World and World Developed indices, but other markets have remained very concentrated for various reasons (e.g., in EM it is mainly China and India, in Europe it is the outperformance of its strong Value bias).
From a sector perspective, there were notable changes in U.S. market concentration.  After a slight increase in concentration early in the period mainly due to large cap Financials and Energy names outperforming, market concentration in the U.S. started to decrease in second quarter driven by a more hawkish Fed and high inflation uncertainty. However, in the middle of the period, markets rebounded strongly because investors were pricing in a scenario where Central Banks could get inflation quickly under control and then would decrease interest rates again to support the economy. During August and September 2022 on the back of bad inflation data, hopes for a “soft landing” faded making investors reconsider the excessive valuations of certain stocks and made markets retreat along with market concentration. This trend persisted until the end of the year with very negative earnings surprises for several of the mega cap stocks and a Fed that continued to be hawkish.
Portfolio Review
The Financial sector slightly outperformed the benchmark during the period. However, the Information Technology and Consumer Discretionary biases of the benchmark were not rewarded. Diversifying sectors such as Consumer Staples and Health Care performed well. Thanks to its high degree of diversification, the Fund was able to generate a significant amount of outperformance in this market environment.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook and Conclusion
TOBAM’s Anti-Benchmark strategy does not forecast but simply seeks to maximize diversification. Thus, it does not include fundamental analysis of individual stocks, countries, sectors, economic environments or factors. No discretionary tactical or strategic asset allocation decisions are made with respect to specific regions, sectors or industries. TOBAM’s investment process consists of maximizing diversification from a bottom-up perspective. Securities are bought or sold solely in relation to their potential relative diversification benefits within the portfolio. A security will be completely sold when it no longer provides the most marginal diversification among all available stocks in the universe, and others purchased when they begin to provide more marginal diversification. TOBAM’s patented Anti-Benchmark approach is designed to avoid explicit and implicit biases in terms of sector, style, market cap and other statistical measures. For this reason, we apply as few constraints as possible and do not rely on any given view or forecast, in order to avoid unwanted systematic exposures. The Fund’s portfolio reflects even risk contributions from all independent effective risk factors in the investment universe, which may include sector and country factors.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Anti-Benchmark® US Core Equity Fund Class Y* and the Russell 1000® Index
Average Annual Total Returns**
Touchstone Anti-Benchmark® US Core Equity Fund	1 Year	Since Inception*
Class A	-13.89%	5.67%
Class C	-10.74%	6.19%
Class Y	-9.10%	7.29%
Institutional Class	-8.96%	7.36%
Russell 1000® Index	-19.13%	10.22%
*	The chart above represents performance of Class Y shares only, which will vary from the performance of Class A shares, Class C shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was October 2, 2020, October 2, 2020, November 19, 2018, and November 19, 2018, respectively. Class A shares' and Class C shares' performance was calculated using the historical performance of Class Y shares for the periods prior to October 2, 2020. The returns have been restated for sales loads and fees applicable to Class A and Class C. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Dynamic Allocation Fund
Sub-Advised by Wilshire Advisors, LLC
Investment Philosophy
The Touchstone Dynamic Allocation Fund (the “Fund”) is a fund-of-funds, which seeks to achieve its investment goal of providing investors with capital appreciation by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The underlying funds in which the Fund invests will be affiliated funds.
Fund Performance
The Touchstone Dynamic Allocation Fund (Class A Shares) outperformed its primary benchmark the MSCI All Country World Index (ACWI), but underperformed its secondary benchmark the Bloomberg US Universal Index for the 12-month period ended December 31, 2022. The Fund’s total return was -16.59 percent (calculated excluding the maximum sales charge) while the total return of the MSCI ACWI was -18.36 percent and the total return of the Bloomberg US Universal Index was -12.99 percent.
Market Environment
As the U.S. Federal Reserve (the “Fed”) continues to signal further interest rate hikes 2022 will likely be remembered as the year of interest rate hikes. The Fed hiked interest rates seven times throughout the year, with rates reaching the highest level in 15 years.  Inflation, the main concern for the Fed and the market, reached its high in June 2022 and finally trended down towards the end of the period.  Elevated inflation levels, in addition to the on-going Russian invasion of Ukraine, are likely to create continued volatility in 2023.  More positively, at the end of the period job growth was solid and unemployment rates stood at 3.5%.
The U.S. stock market was down for the year of 2022 as were most sectors. The best performing sector was Energy followed by Utilities. The two sectors producing the most losses were Communication Services and Consumer Discretionary. From a market-cap perspective, small-cap equities underperformed large-cap equities. Domestic growth equities materially underperformed domestic value equities throughout 2022.
Performance results within international equity markets were negative for the year, with foreign developed outperforming emerging markets. Europe faced similar headwinds as the United States, with surging inflation and aggressive central bank tightening – but Europe also had to contend with the ongoing Russian invasion of Ukraine. As of December 31, 2022, the labor market remained tight in the eurozone – including Germany, where unemployment had fallen below 3% – and many businesses reported that a labor shortage was limiting production. Despite China’s zero-COVID policies, including widespread lockdowns, infections continued to surge intermittently. Tension among the country’s citizens continued to rise and led to protests not seen in decades. In early December 2022, the central government took definitive steps to ease restrictions and re-open the economy.
The U.S. Treasury yield curve was up in the short-end (3-years) by more than 360 basis points since the beginning of the period as the Federal Reserve aggressively increased interest rates throughout the period.  The 10-year Treasury yield ended the period at 3.88%, up 236 basis points from December 2021. Credit spreads widened since the beginning of the year across both investment grade and high yield bonds. The Federal Open Market Committee met eight times during the year and increased the overnight rate seven times including increments of 0.75% in November and 0.50% in December, ending the year with the Fed targeting a range of 4.25% to 4.50%. The Fed’s “dot plot” is messaging that the current intent is for another 75 basis points in increases before the end of 2023. Following the December 2022 meeting, Fed Chair Jerome Powell indicated that inflation data during the fourth quarter 2022 has been encouraging but that it will take “substantially more evidence” to ensure that modest price increases are sustainable.
Portfolio Review
Individual manager performance within the equity allocation detracted from returns during the year, while allocation decisions within the equity allocation contributed. A drift overweight to foreign equities relative to U.S. equities, plus an early year overweight to value equities were the primary contributors to tilts within equities.
On a stand-alone basis, the Fund’s fixed income allocation outperformed the Bloomberg US Universal Index. An overweight to credit and short duration fixed income during the year contributed to returns. While individual manager performance within fixed income did not add alpha this year, tilts within fixed income, and mismatch versus the benchmark, contributed to Fund results.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The Fund’s allocations to the Touchstone Value Fund and Touchstone Ultra Short Duration Fixed Income Fund were the two strongest contributors to manager selection. The Touchstone Value Fund was by far the Fund’s largest contributor to manager selection.  Conversely, the Touchstone Sands Capital Select Growth Fund was the top detractor.
In mid-January 2022, the Fund changed its mandate such that the Fund no longer utilized third party ETFs. The Fund’s fixed income benchmark changed from the Bloomberg Global Aggregate index (USD hedged) to the Bloomberg US Universal Index, while the Fund’s equity benchmark remained the MSCI ACWI Index.
Subsequent changes associated with the removal of ETFs included:
Fixed Income: exited the 6% allocation to iShares International Treasury Bond ETF, its 6% allocation to Vanguard Total International Bond ETF and replaced those exposures with a 12% increase to Touchstone Impact Bond Fund. The Fund also exited its 2% allocation to Vanguard Emerging Markets Government Bond ETF and initiated a new 2% allocation to Touchstone High Yield Fund. Overall, these changes led to a mild decrease in the Fund’s credit quality, but the Fund’s new fixed income benchmark has a lower credit quality profile than the prior benchmark.
Equities: There were no changes to the domestic equity allocation. Within foreign equities, the Fund exited its 3% allocation to iShares Core MSCI Emerging Markets ETF and reallocated to Touchstone Sands Capital Emerging Markets Growth Fund. The Fund also exited its 5% allocation to iShares MSCI EAFE Value ETF, as well as the 5% allocation to Touchstone International Growth Fund and initiated a new 10% allocation to Touchstone International ESG Equity Fund.  The Fund exited Touchstone International Growth Fund to avoid creating a large foreign growth overweight, as well as an emerging markets equity overweight. Moving to the Touchstone International ESG Equity Fund provided core, ACWI ex-USA exposure and served as a diversifier to the Touchstone Sands Emerging Markets Growth Fund and Touchstone Anti-Benchmark® International Core Equity Fund.
In early May, the Fund removed its overweight to bank loans by trimming 2% from the Touchstone Ares Credit Opportunities Fund and reallocating to the Touchstone High Yield Fund. The Fund also reduced its underweight to duration by trimming 4% from Touchstone Ultra Short Duration Fixed Income Fund, and 1% from Touchstone Impact Bond Fund, and initiating a new 5% investment in Touchstone Active Bond Fund. This change also enhanced the Fund’s investment diversification. Both the duration underweight and bank loan overweight have worked well, but we no longer anticipate that interest rates to rise rapidly in the coming months.
Within equities, the Fund removed its overweight to foreign equities (relative to U.S. equities) by trimming 2% from Touchstone Anti-Benchmark® International Core Equity Fund and reallocating 1% each to Touchstone Sands Capital Select Growth Fund and Touchstone Growth Opportunities Fund. This change was also part of the Fund’s migration away from being overweight domestic value equities towards a neutral stance. In conjunction with the reduction in value equity exposure, 1% was trimmed from the Touchstone Small Cap Value Fund and reallocated to Touchstone Growth Opportunities Fund.
The trim to foreign equities also created a modest (and purposeful) overweight to emerging markets equities, which we currently prefer over foreign developed equities.
In early August, the Fund moved to overweight credit relative to government fixed income. This led to trimming 5% from Touchstone Impact Bond Fund and reallocating 4% to Touchstone Active Bond Fund and 1% to Touchstone High Yield Fund. This change marginally reduced overall portfolio credit quality, increased the potential yield and had essentially no impact on the fixed income duration profile of the Fund. This change was made to take advantage of a modest increase in credit spreads.
Outlook and Conclusion
With the tightening of monetary policy, equities may continue to be volatile as investors digest changes to expected corporate profit and earnings growth.  Fixed income, on the other hand, may continue to enjoy a yield level not experienced for a decade given the aggressive interest rate hikes and widening of spreads. Should the Fed reverse its monetary policy from tightening to easing, equities and long duration fixed income investors may benefit from price appreciation as result of the easing of interest rates.  Additionally, the U.S. dollar may continue to weaken as result of easing monetary policy, putting foreign equities in a position for potential rally.
 As the world shifts its focus from COVID to inflation, we believe investors are likely to focus on companies that would benefit from the recovery.  However, re-opening trades largely depend on how likely central banks around the world are to manage inflation levels without triggering recessions.  The Chinese government has recently taken steps to ease its zero COVID policy.  As the wave of new COVID variant passes, Chinese Gross Domestic Product is poised to accelerate. The potential for monetary policy easing, fast-falling inflation and full emergence from COVID provides potential opportunities for the Fund in 2023.
Inflation remains a top concern for all investors, both domestic and global.  Should inflation remain elevated and the Fed’s aggressive actions continue, the possibility and severity of a recession increase.  Further escalation of the war in Ukraine, we believe would likely put not only upward pressure on inflation but also pressure on the economic outlook of the European countries.

Management's Discussion of Fund Performance (Unaudited) (Continued)
 U.S. corporate balance sheets remain strong, and credit spreads are at attractive levels, allowing for the potential for outperformance from domestic credit issues in 2023.
The Fund has lower fixed income duration than its fixed income benchmark, so to the extent that interest rates rise in the coming months, we would anticipate the fixed income portion of the Fund to potentially outperform its benchmark. Rising interest rates generally benefit Value equities more than Growth equities, so the Fund’s value-oriented exposure may also be beneficial. The Fund has the potential to outperform its benchmark if foreign developed equities outpace domestic and emerging markets equities.
The Fund is positioned relatively neutral overall, with a target to equities that is in line with long-term expectations. We believe volatility within both the equity and credit markets is likely to remain elevated, though that volatility could lead to interesting investment opportunities for active managers. Given that the Fund invests solely in actively managed funds, we believe the outlook for the Fund remains strong for the coming quarters.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dynamic Allocation Fund Class A*, the MSCI All Country World Index, the Bloomberg US Universal Index and the Bloomberg Global Aggregate Index
Average Annual Total Returns**
Touchstone Dynamic Allocation Fund	1 Year	5 Years	10 Years
Class A	-20.75%	0.29%	3.56%
Class C	-17.95%	0.75%	3.56%
Class Y	-16.34%	1.75%	4.44%
MSCI All Country World Index	-18.36%	5.23%	7.98%
Bloomberg US Universal Index	-12.99%	0.18%	1.33%
Bloomberg Global Aggregate Index	-16.25%	-1.66%	-0.44%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI All Country World Index is an unmanaged index that measures the equity market performance of developed and emerging markets.
Effective January 18, 2022, the Fund's secondary benchmark changed from the Bloomberg Global Aggregate Index to the Bloomberg US Universal Index, as the Bloomberg US Universal Index was determined to be more representative of the markets in which the Fund invests.
The Bloomberg US Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.
Bloomberg Global Aggregate Index is an unmanaged index that measures global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Sands Capital International Growth Fund
Sub-Advised by Sands Capital Management, LLC
Investment Philosophy
The Touchstone Sands Capital International Growth Fund  (the “Fund”) seeks long-term capital appreciation. The Fund invests in equity and equity-related securities issued by companies located in foreign countries. The Fund’s sub-adviser, Sands Capital Management, LLC, uses a “bottom-up” approach to investment selection that focuses on a company’s long-term business fundamentals, as opposed to sector or regional allocations. Sands Capital seeks companies that have: sustainable above-average earnings growth; a leadership position in a promising business space; significant competitive advantages such as profitability, superior quality or distribution relative to competitors or strong brand and consumer loyalty; a clear mission in an understandable business model; financial strength; and a rational valuation in relation to competitors, the market and business prospects.
Fund Performance
The Touchstone Sands Capital International Growth Fund (Class Y Shares) underperformed its benchmark, the MSCI ACWI Ex-USA Index, for the 12-month period ended December 31, 2022.  The Fund’s total return was -42.48 percent while the benchmark’s total return was -16.00 percent.
Market Environment
The 12 months ending 2022 was the worst year for international equities (as measured by the MSCI ACWI Index ex-USA) since 2008.  While the market selloff was broad-based, it was deeper for growth-oriented stocks. In 2022, the MSCI ACWI ex-USA Growth Index underperformed the MSCI ACWI ex-U.S. Value Index by the widest margin since 2000.
Within the broader MSCI ACWI ex-USA Index, outperforming sectors included Energy, Financials, and Materials.  Only Energy produced a positive return during the period.  Information Technology, Consumer Discretionary, and Communication Services were the laggards.
Portfolio Review
The Fund underperformed in 2022 amid the most challenging market for international growth equities in over two decades. Security selection drove the bulk of the underperformance, and sector allocation was also a headwind.
All regions and all but one sector detracted from relative results in 2022. Western Europe was the top regional detractor, while Eastern Europe detracted the least. From a sector perspective, Information Technology and Communication Services accounted for the bulk of the underperformance, while Real Estate—a zero percent weight—was the sole contributor to relative results.
The top absolute contributors were HDFC Bank Limited ("HDFC Bank"), Genmab A/S ("Genmab"), CTS Eventim AG ("CTS Eventim"), AIA, and WEG Industries ("WEG").  HDFC Bank remains what we view as the best emerging market banking franchise. Looking ahead, we believe the merger of HDFC Bank and Housing Development Finance Corporation (HDFC) will remove cross-selling barriers that previously existed for lending and mortgage products, enabling greater synergies and ultimately higher and more durable earnings growth.
CTS Eventim was added to the portfolio late in the period. The business is the largest event ticketing business in Europe, by market share. We see the business as a monopolistic marketplace connecting fragmented buyers and sellers within a secularly growing consumer category (live entertainment), seeded with some first-party inventory (internal concert promotion).
WEG—one of the world’s largest manufacturers of electric equipment—was also purchased late in the period. The Brazil-based business’ vision is to provide complete and efficient solutions for the entire electrification value chain, from power generation to consumption. The business is highly diversified, with over half of its revenue derived outside of Brazil, and a product base that spans industrial equipment, green energy, commercial motors, and paints/varnishes.
The top absolute detractors were Atlassian Corporation ("Atlassian"), Sea Limited ADR ("SEA"), Shopify Inc. ("Shopify"), Taiwan Semiconductor Manufacturing Company Limited (" Taiwan Semiconductor"), and Adyen NV ("Adyen").
Atlassian, Sea, and Shopify are all high-growth, high-valuation companies that sold off considerably among the market’s purge of long-duration assets. In Atlassian’s case, management’s about-face relating to cloud revenue guidance caused a drop in shares, and anxiety about enterprise cloud demand amid a potential U.S. recessionary environment continues to weigh on sentiment. Investors’ focus on near-term profitability weighed on shares of Sea, which is unprofitable and previously focused on aggressive international expansion. It has since refocused its efforts and has demonstrated progress in ecommerce profitability. Shopify shares came under pressure given its low current margin profile, concerns about the durability of ecommerce demand and growth, and competition.

Management's Discussion of Fund Performance (Unaudited) (Continued)
All three businesses continue to meet our criteria.
Portfolio turnover during the period  was low, which we believe reflects the conviction we have in the portfolio we have constructed.  The most material big-picture changes were exits from Russia and the reduction of China exposure.  In 2022 we purchased Sika AG, WEG, Formula One, Dino Polska SA, and CTS Eventim. We sold Yandex LLC, Safran S.A., Auto 1 Group, Zur Rose Group, PagSeguro Digital Ltd., Tencent Holdings Lts., and Wuxi Biologics.
Outlook and Conclusion
We seek to outperform over rolling periods of three or more years. We have observed that earnings tend to drive stock prices over the long term, and over time, that a small percentage of companies have accounted for most of the value created in the market. Therefore, we seek to identify the few businesses that we believe can sustain above-average growth over long periods of time.
This approach did not work in 2022. This year will go down in history as one of the worst for global assets—not just equities—and high-growth stocks led the decline. Investors indiscriminately sold long-duration assets, including high-growth stocks, as they sought to shorten their time horizons and focus on near-term certainty amid tightening financial conditions, potentially slowing global economic growth, and geopolitical tensions. Amid this uncertainty, this market rapidly shifted its mindset from “growth at any cost” to “show me the money” when assigning value to companies and their profitability profiles.
We underwrote and stress tested every investment case, and were comforted to find that in most situations, we believe that the fundamentals underpinning our businesses are either intact or stronger than they were pre-pandemic. We believe that the portfolio of businesses we own today has better fundamental merit than it did at the onset of the pandemic, and importantly, is also more attractively valued.
We believe that our companies are better positioned than the average MSCI ACWI ex-USA constituent to weather a global economic slowdown, which many investors now fear. This is attributable to our fifth investment criterion, which focuses on financial strength. Our businesses generally carry less debt, have higher gross margins, and in our view, predominantly deliver needs over wants: essential and value-adding products and services for businesses and consumers alike.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital International Growth Fund Class Y* and the MSCI All Country World Ex USA-Index
Average Annual Total Returns
Touchstone Sands Capital International Growth Fund	1 Year	Since Inception*
Class Y	-42.48%	-25.28%
Institutional Class	-42.34%	-25.14%
Class R6	-42.34%	-25.14%
MSCI All Country World Ex-USA Index	-16.00%	-6.25%
*	The chart above represents performance of Class Y shares only, which will vary from the performance of Institutional Class shares and Class R6 shares based on the differences in fees paid by shareholders in the different classes. The inception date of the Fund was March 8, 2021. The returns of the index listed above are based on the inception date of the Fund.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI All Country World Ex-USA Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the USA.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Tabular Presentation of Portfolios of Investments (Unaudited)
December 31, 2022
The tables below provide each Fund’s geographic allocation and/or sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Anti-Benchmark® US Core Equity Fund

Sector Allocation*(% of Net Assets)
Health Care	28.1%
Consumer Staples	26.9
Information Technology	10.2
Energy	8.3
Consumer Discretionary	7.7
Communication Services	5.7
Utilities	4.6
Materials	3.8
Industrials	2.0
Financials	1.8
Real Estate	0.4
Short-Term Investment Funds	2.2
Other Assets/Liabilities (Net)	(1.7)
Total	100.0%
Touchstone Dynamic Allocation Fund

Sector Allocation*(% of Net Assets)
Affiliated Mutual Funds
Equity Funds	60.3%
Fixed Income Funds	39.1
Short-Term Investment Fund	0.8
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%
Touchstone Sands Capital International Growth Fund

Geographic Allocation(% of Net Assets)
Common Stocks
Japan	17.0%
Netherlands	10.9
United States	9.4
Switzerland	8.9
India	7.7
Taiwan	6.5
Germany	6.0
Brazil	5.6
Denmark	3.8
United Kingdom	3.7
Sweden	3.7
Canada	3.6
Hong Kong	3.3
France	3.2
China	2.3
Poland	1.7
Short-Term Investment Fund	3.1
Other Assets/Liabilities (Net)	(0.4)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments
Touchstone Anti-Benchmark® US Core Equity Fund – December 31, 2022
Shares		Market Value
	Common Stocks — 99.5%
	Health Care — 28.1%
1,158	AbbVie, Inc.	$ 187,144
1,481	Alnylam Pharmaceuticals, Inc.*	351,960
4,099	Baxter International, Inc.	208,926
1,193	Becton Dickinson & Co.	303,380
1,211	Biogen, Inc.*	335,350
2,931	Bristol-Myers Squibb Co.	210,885
797	Edwards Lifesciences Corp.*	59,464
1,906	Eli Lilly & Co.	697,291
3,340	Gilead Sciences, Inc.	286,739
431	Humana, Inc.	220,754
1,429	Johnson & Johnson	252,433
6,288	Merck & Co., Inc.	697,654
1,750	Moderna, Inc.*	314,335
1,989	Neurocrine Biosciences, Inc.*	237,566
13,221	Pfizer, Inc.	677,444
1,738	Quest Diagnostics, Inc.	271,893
411	Regeneron Pharmaceuticals, Inc.*	296,532
1,229	Sarepta Therapeutics, Inc.*	159,254
2,087	United Therapeutics Corp.*	580,374
3,680	Viatris, Inc.	40,958
		6,390,336
	Consumer Staples — 26.9%
1,755	BJ's Wholesale Club Holdings, Inc.*	116,111
4,224	Campbell Soup Co.	239,712
4,921	Church & Dwight Co., Inc.	396,682
4,596	Clorox Co. (The)	644,957
460	Colgate-Palmolive Co.	36,243
14,561	Conagra Brands, Inc.	563,511
8,045	General Mills, Inc.	674,573
230	Hershey Co. (The)	53,261
13,919	Hormel Foods Corp.	634,010
4,401	J M Smucker Co. (The)	697,382
9,452	Kellogg Co.	673,361
1,013	Keurig Dr Pepper, Inc.	36,124
3,498	Kimberly-Clark Corp.	474,854
5,496	Kraft Heinz Co. (The)	223,742
14,342	Kroger Co. (The)	639,366
		6,103,889
	Information Technology — 10.2%
2,738	Amdocs Ltd.	248,884
273	Crowdstrike Holdings, Inc.*	28,744
500	Enphase Energy, Inc.*	132,480
920	EPAM Systems, Inc.*	301,521
752	Fidelity National Information Services, Inc.	51,023
2,778	First Solar, Inc.*	416,117
30,142	Gen Digital, Inc.	645,943
6,097	Hewlett Packard Enterprise Co.	97,308
792	Okta, Inc.*	54,117
1,028	SolarEdge Technologies, Inc.*	291,202
655	Zoom Video Communications, Inc. - Class A*	44,370
		2,311,709
	Energy — 8.3%
3,926	Antero Resources Corp.*	121,667
7,458	Baker Hughes Co.	220,235
300	Cheniere Energy, Inc.	44,988
2,544	Diamondback Energy, Inc.	347,968
1,158	EOG Resources, Inc.	149,984
1,519	EQT Corp.	51,388
862	HF Sinclair Corp.	44,729
4,535	Occidental Petroleum Corp.	285,660
Shares		Market Value

	Energy — (Continued)
510	Pioneer Natural Resources	$ 116,479
8,668	Schlumberger Ltd.	463,391
7,503	Southwestern Energy Co.*	43,892
		1,890,381
	Consumer Discretionary — 7.7%
1,264	Burlington Stores, Inc.*	256,289
3,356	Dollar Tree, Inc.*	474,672
308	Domino's Pizza, Inc.	106,691
1,144	Expedia Group, Inc.*	100,214
7,252	Las Vegas Sands Corp.*	348,604
8,629	Yum China Holdings, Inc. (China)	471,575
		1,758,045
	Communication Services — 5.7%
2,242	AT&T, Inc.	41,275
13,710	Paramount Global - Class B†	231,425
4,629	ROBLOX Corp.*	131,741
23,309	Snap, Inc. - Class A*	208,616
3,082	Take-Two Interactive Software, Inc.*	320,929
7,473	Verizon Communications, Inc.	294,436
6,056	Warner Bros Discovery, Inc.*	57,411
		1,285,833
	Utilities — 4.6%
5,801	Consolidated Edison, Inc.	552,893
1,081	Eversource Energy	90,631
24,920	PG&E Corp.*	405,199
		1,048,723
	Materials — 3.8%
1,109	CF Industries Holdings, Inc.	94,487
3,092	Mosaic Co. (The)	135,646
13,291	Newmont Corp.	627,335
		857,468
	Industrials — 2.0%
5,026	CH Robinson Worldwide, Inc.	460,181
	Financials — 1.8%
2,908	Cboe Global Markets, Inc.	364,867
2,625	F&G Annuities & Life, Inc.*	52,526
		417,393
	Real Estate — 0.4%
1,412	Welltower, Inc. REIT	92,557
	Total Common Stocks	$22,616,515
	Short-Term Investment Funds — 2.2%
277,112	Dreyfus Government Cash Management, Institutional Shares, 4.19%∞Ω	277,112
232,760	Invesco Government & Agency Portfolio, Institutional Class, 4.22%∞Ω**	232,760
	Total Short-Term Investment Funds	$509,872
	Total Investment Securities—101.7% (Cost $20,009,308)	$23,126,387
	Liabilities in Excess of Other Assets — (1.7%)	(396,964)
	Net Assets — 100.0%	$22,729,423
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2022 was $229,095.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2022.

Touchstone Anti-Benchmark® US Core Equity Fund (Continued)
Portfolio Abbreviations:
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$22,616,515	$—	$—	$22,616,515
Short-Term Investment Funds	509,872	—	—	509,872
Total	$23,126,387	$—	$—	$23,126,387
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Dynamic Allocation Fund – December 31, 2022
Shares		Market Value
	Affiliated Mutual Funds∞^~ — 99.4%
	Equity Funds — 60.3%
656,401	Touchstone Anti-Benchmark® International Core Equity Fund	$ 5,211,822
201,343	Touchstone Growth Opportunities Fund	6,380,552
943,516	Touchstone International ESG Equity Fund	6,397,038
30,694	Touchstone Mid Cap Fund	1,271,959
293,844	Touchstone Sands Capital Emerging Markets Growth Fund*	3,708,311
355,990	Touchstone Sands Capital Select Growth Fund	3,385,462
21,037	Touchstone Small Cap Value Fund	671,293
1,078,727	Touchstone Value Fund	10,862,784
		37,889,221
	Fixed Income Funds — 39.1%
618,771	Touchstone Active Bond Fund	5,674,132
141,813	Touchstone Ares Credit Opportunities Fund	1,262,133
435,718	Touchstone High Yield Fund	3,145,883
1,415,385	Touchstone Impact Bond Fund	12,582,772
210,523	Touchstone Ultra Short Duration Fixed Income Fund	1,892,597
		24,557,517
	Total Affiliated Mutual Funds	$62,446,738
	Short-Term Investment Fund — 0.8%
493,895	Dreyfus Government Cash Management, Institutional Shares, 4.19%∞Ω	493,895
	Total Investment Securities—100.2% (Cost $69,685,557)	$62,940,633
	Liabilities in Excess of Other Assets — (0.2%)	(111,048)
	Net Assets — 100.0%	$62,829,585
^	All affiliated underlying fund investments are invested in the Institutional Class, unless otherwise indicated.
~	The financial statements of the underlying funds can be found on the SEC website.
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2022.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$62,446,738	$—	$—	$62,446,738
Short-Term Investment Fund	493,895	—	—	493,895
Total	$62,940,633	$—	$—	$62,940,633
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Sands Capital International Growth Fund – December 31, 2022
Shares		Market Value
	Common Stocks — 97.3%
	Japan — 17.0%
	Consumer Staples — 2.0%
16,600	Welcia Holdings Co. Ltd.	$ 386,951
	Health Care — 2.3%
16,300	M3, Inc.	442,762
	Industrials — 8.0%
31,800	MonotaRO Co. Ltd.	447,931
45,400	Nihon M&A Center Holdings, Inc.	558,636
18,100	Recruit Holdings Co. Ltd.	566,566
	Information Technology — 4.7%
2,350	Keyence Corp.	912,375
	Total Japan	3,315,221
	Netherlands — 10.9%
	Information Technology — 10.9%
609	Adyen NV, 144a*	845,444
2,364	ASML Holding NV	1,291,690
	Total Netherlands	2,137,134
	United States — 9.4%
	Communication Services — 2.6%
8,379	Liberty Media Corp.-Liberty Formula One - Class C*	500,896
	Consumer Discretionary — 2.9%
6,005	Aptiv PLC*	559,246
	Health Care — 1.4%
1,416	CSL Ltd.	276,112
	Information Technology — 2.5%
3,879	Atlassian Corp. - Class A*	499,150
	Total United States	1,835,404
	Switzerland — 8.9%
	Health Care — 2.9%
1,137	Lonza Group AG	558,125
	Industrials — 2.6%
1,856	VAT Group AG, 144a	509,505
	Materials — 3.4%
2,751	Sika AG	661,349
	Total Switzerland	1,728,979
	India — 7.7%
	Financials — 7.7%
7,897	Bajaj Finance Ltd.	625,559
12,959	HDFC Bank Ltd. ADR	886,525
	Total India	1,512,084
	Taiwan — 6.5%
	Communication Services — 1.8%
6,889	Sea Ltd. ADR*	358,435
	Information Technology — 4.7%
12,349	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	919,877
	Total Taiwan	1,278,312
	Germany — 6.0%
	Communication Services — 3.5%
10,800	CTS Eventim AG & Co. KGaA*	685,573
	Consumer Discretionary — 2.5%
14,014	Zalando SE, 144a*	493,360
	Total Germany	1,178,933
Shares		Market Value

	Brazil — 5.6%
	Consumer Discretionary — 4.0%
921	MercadoLibre, Inc.*	$ 779,387
	Industrials — 1.6%
43,600	WEG SA	318,014
	Total Brazil	1,097,401
	Denmark — 3.8%
	Health Care — 3.8%
1,763	Genmab A/S*	745,387
	United Kingdom — 3.7%
	Consumer Discretionary — 3.7%
44,992	Entain PLC	716,501
	Sweden — 3.7%
	Information Technology — 3.7%
68,306	Hexagon AB - Class B	716,195
	Canada — 3.6%
	Information Technology — 3.6%
19,969	Shopify, Inc. - Class A*	693,124
	Hong Kong — 3.3%
	Financials — 3.3%
57,800	AIA Group Ltd.	638,308
	France — 3.2%
	Health Care — 3.2%
1,925	Sartorius Stedim Biotech	625,564
	China — 2.3%
	Consumer Discretionary — 2.3%
35,000	ANTA Sports Products Ltd.	455,236
	Poland — 1.7%
	Consumer Staples — 1.7%
3,745	Dino Polska SA, 144a*	321,637
	Total Common Stocks	$18,995,420
	Short-Term Investment Fund — 3.1%
611,958	Dreyfus Government Cash Management, Institutional Shares, 4.19%∞Ω	611,958
	Total Investment Securities — 100.4% (Cost $23,506,096)	$19,607,378
	Liabilities in Excess of Other Assets — (0.4)%	(73,475)
	Net Assets — 100.0%	$19,533,903
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2022.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities were valued at $2,169,946 or 11.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Sands Capital International Growth Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$3,315,221	$—	$3,315,221
Netherlands	1,291,690	845,444	—	2,137,134
United States	1,559,292	276,112	—	1,835,404
Switzerland	—	1,728,979	—	1,728,979
India	886,525	625,559	—	1,512,084
Taiwan	1,278,312	—	—	1,278,312
Germany	—	1,178,933	—	1,178,933
Brazil	1,097,401	—	—	1,097,401
Denmark	—	745,387	—	745,387
United Kingdom	—	716,501	—	716,501
Sweden	—	716,195	—	716,195
Canada	693,124	—	—	693,124
Hong Kong	—	638,308	—	638,308
France	—	625,564	—	625,564
China	—	455,236	—	455,236
Poland	—	321,637	—	321,637
Short-Term Investment Fund	611,958	—	—	611,958
Total	$7,418,302	$12,189,076	$—	$19,607,378
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2022
	Touchstone Anti- Benchmark® US Core Equity Fund	Touchstone Dynamic Allocation Fund	Touchstone Sands Capital International Growth Fund
Assets
Affiliated securities, at cost	$—	$69,191,662	$—
Non-affiliated securities, at cost	20,009,308	493,895	23,506,096
Affiliated securities, at market value	$—	$62,446,738	$—
Non-affiliated securities, at market value*	23,126,387	493,895	19,607,378
Foreign currency †	—	—	11,830
Dividends and interest receivable	22,116	—	6,127
Receivable for capital shares sold	19	1,924	—
Receivable for investments sold	—	135,000	—
Receivable for securities lending income	403	—	—
Tax reclaim receivable	—	—	7,721
Other assets	10,389	16,789	4,773
Total Assets	23,159,314	63,094,346	19,637,829

Liabilities
Payable for return of collateral for securities on loan	232,760	—	—
Payable for capital shares redeemed	141,206	192,723	51,088
Payable to Investment Adviser	7,816	—	—
Payable to other affiliates	3,053	3,873	2,698
Payable to Trustees	6,419	6,419	6,419
Payable for professional services	24,022	22,107	31,498
Payable for reports to shareholders	4,281	5,391	3,191
Payable for transfer agent services	6,138	30,447	2,674
Other accrued expenses and liabilities	4,196	3,801	6,358
Total Liabilities	429,891	264,761	103,926
Net Assets	$22,729,423	$62,829,585	$19,533,903
Net assets consist of:
Paid-in capital	22,007,520	70,565,817	41,842,206
Distributable earnings (deficit)	721,903	(7,736,232)	(22,308,303)
Net Assets	$22,729,423	$62,829,585	$19,533,903
*Includes market value of securities on loan of:	$229,095	$—	$—
†Cost of foreign currency:	$—	$—	$11,858
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
	Touchstone Anti- Benchmark® US Core Equity Fund	Touchstone Dynamic Allocation Fund	Touchstone Sands Capital International Growth Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$5,112,813	$58,573,250	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	495,800	5,624,845	—
Net asset value price per share*	$10.31	$10.41	$—
Maximum sales charge - Class A shares	5.00%	5.00%	—
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$10.85	$10.96	$—

Pricing of Class C Shares
Net assets applicable to Class C shares	$860,378	$1,269,804	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	97,389	127,119	—
Net asset value and offering price per share**	$8.83	$9.99	$—

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$12,081,079	$2,986,531	$1,520,662
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,150,615	283,587	258,219
Net asset value, offering price and redemption price per share	$10.50	$10.53	$5.89

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$4,675,153	$—	$3,243,852
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	436,113	—	548,830
Net asset value, offering price and redemption price per share	$10.72	$—	$5.91

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$14,769,389
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	2,500,250
Net asset value, offering price and redemption price per share	$—	$—	$5.91
*	There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
See accompanying Notes to Financial Statements.

Statements of Operations For the Year Ended December 31, 2022
	Touchstone Anti- Benchmark® US Core Equity Fund	Touchstone Dynamic Allocation Fund	Touchstone Sands Capital International Growth Fund
Investment Income
Dividends from affiliated securities	$—	$1,389,490	$—
Dividends from non-affiliated securities*	525,319	9,448	191,001
Income from securities loaned	17,938	1,809	478
Total Investment Income	543,257	1,400,747	191,479
Expenses
Investment advisory fees	86,461	176,178	223,094
Administration fees	33,504	95,507	37,659
Compliance fees and expenses	3,372	3,372	3,372
Custody fees	16,245	3,657	18,383
Professional fees	28,289	79,181	36,659
Transfer Agent fees, Class A	7,056	63,312	—
Transfer Agent fees, Class C	852	2,229	—
Transfer Agent fees, Class Y	9,907	4,221	1,498
Transfer Agent fees, Institutional Class	66	—	8,256
Transfer Agent fees, Class R6	—	—	31
Registration Fees, Class A	11,657	19,545	—
Registration Fees, Class C	10,063	12,118	—
Registration Fees, Class Y	15,763	7,240	8,890
Registration Fees, Institutional Class	8,355	—	33,822
Registration Fees, Class R6	—	—	5,082
Reports to Shareholders, Class A	3,058	9,979	—
Reports to Shareholders, Class C	2,203	3,211	—
Reports to Shareholders, Class Y	3,767	2,649	2,229
Reports to Shareholders, Institutional Class	2,092	—	3,015
Reports to Shareholders, Class R6	—	—	2,516
Distribution expenses, Class A	13,889	162,981	—
Distribution and shareholder servicing expenses, Class C	10,777	15,821	—
Trustee fees	27,327	27,327	27,327
Other expenses	18,958	45,181	33,048
Total Expenses	313,661	733,709	444,881
Fees waived and/or reimbursed by the Adviser and/or Affiliates(A)	(160,279)	(385,701)	(207,863)
Net Expenses	153,382	348,008	237,018
Net Investment Income (Loss)	389,875	1,052,739	(45,539)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments in non-affiliated securities	(450,074)	522,237	(17,481,577)
Net realized loss on investments in affiliated securities	—	(2,056,206)	—
Net realized gains (losses) on foreign currency transactions	3	—	(3,803)
Capital gain distributions received from affiliated funds	—	760,582	—
Net change in unrealized appreciation(depreciation) on investments in non-affiliated securities	(2,637,373)	(534,396)	(1,756,869)
Net change in unrealized appreciation (depreciation) on investments in affiliated securities	—	(13,419,184)	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	664
Net Realized and Unrealized Gains (Losses) on Investments	(3,087,444)	(14,726,967)	(19,241,585)
Change in Net Assets Resulting from Operations	$(2,697,569)	$(13,674,228)	$(19,287,124)
*Net of foreign tax withholding of:	$2,909	$—	$18,389
(A)	See Note 4 in Notes to Financial Statements.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
	Touchstone Anti- Benchmark® US Core Equity Fund		Touchstone Dynamic Allocation Fund		Touchstone Sands Capital International Growth Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Period Ended December 31, 2021(A)
From Operations
Net investment income (loss)	$389,875	$476,576	$1,052,739	$1,109,427	$(45,539)	$(191,526)
Net realized gains (losses) on investments, capital gain distributions received and foreign currency transactions	(450,071)	4,739,555	(773,387)	5,253,080	(17,485,380)	(865,603)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,637,373)	(1,116,577)	(13,953,580)	(1,876,894)	(1,756,205)	(2,142,388)
Change in Net Assets from Operations	(2,697,569)	4,099,554	(13,674,228)	4,485,613	(19,287,124)	(3,199,517)

Distributions to Shareholders:
Distributed earnings, Class A	(1,253,219)	(214,429)	(3,140,993)	(4,319,434)	—	—
Distributed earnings, Class C	(224,292)	(44,902)	(86,179)	(98,167)	—	—
Distributed earnings, Class Y	(2,967,089)	(579,062)	(175,632)	(289,245)	—	—
Distributed earnings, Institutional Class	(1,053,897)	(510,927)	—	—	—	—
Total Distributions	(5,498,497)	(1,349,320)	(3,402,804)	(4,706,846)	—	—
Change in Net Assets from Share Transactions(B)	1,880,328	(22,329,169)	(5,055,174)	(4,191,020)	(23,993,590)	66,014,134

Total Increase (Decrease) in Net Assets	(6,315,738)	(19,578,935)	(22,132,206)	(4,412,253)	(43,280,714)	62,814,617

Net Assets
Beginning of period	29,045,161	48,624,096	84,961,791	89,374,044	62,814,617	—
End of period	$22,729,423	$29,045,161	$62,829,585	$84,961,791	$19,533,903	$62,814,617
(A)	Represents the period from commencement of operations (March 8, 2021) through December 31, 2021.
(B)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 24-25.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Anti- Benchmark® US Core Equity Fund				Touchstone Dynamic Allocation Fund
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	49,361	$583,698	41,894	$619,883	124,148	$1,423,148	163,860	$2,239,998
Reinvestment of distributions	89,804	932,168	10,386	152,526	264,215	2,818,941	289,884	3,862,634
Cost of Shares redeemed	(82,021)	(1,015,294)	(53,991)	(809,581)	(681,497)	(7,789,260)	(702,314)	(9,645,407)
Change from Class A Share Transactions	57,144	500,572	(1,711)	(37,172)	(293,134)	(3,547,171)	(248,570)	(3,542,775)
Class C
Proceeds from Shares issued	639	6,551	338	4,524	11,276	127,361	25,752	345,614
Reinvestment of distributions	25,120	223,567	3,317	43,502	8,298	85,275	7,477	97,049
Cost of Shares redeemed	(40,264)	(471,229)	(47,554)	(631,369)	(50,568)	(558,533)	(107,897)	(1,446,387)
Change from Class C Share Transactions	(14,505)	(241,111)	(43,899)	(583,343)	(30,994)	(345,897)	(74,668)	(1,003,724)
Class Y
Proceeds from Shares issued	9,224	116,563	32,704	490,829	46,298	527,132	63,672	886,019
Reinvestment of distributions	239,189	2,528,230	34,967	519,941	15,163	164,100	20,088	270,809
Cost of Shares redeemed	(163,205)	(2,054,900)	(228,587)	(3,451,230)	(158,348)	(1,853,338)	(57,404)	(801,349)
Change from Class Y Share Transactions	85,208	589,893	(160,916)	(2,440,460)	(96,887)	(1,162,106)	26,356	355,479
Institutional Class
Proceeds from Shares issued	9,198	120,021	—	—	—	—	—	—
Reinvestment of distributions	97,673	1,053,897	33,650	510,927	—	—	—	—
Cost of Shares redeemed	(10,665)	(142,944)	(1,276,961)	(19,779,121)	—	—	—	—
Change from Institutional Class Share Transactions	96,206	1,030,974	(1,243,311)	(19,268,194)	—	—	—	—
Class R6
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—	—	—
Change from Share Transactions	224,053	$1,880,328	(1,449,837)	$(22,329,169)	(421,015)	$(5,055,174)	(296,882)	$(4,191,020)
(A)	Represents the period from commencement of operations (March 8, 2021) through December 31, 2021.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Sands Capital International Growth Fund
For the Year Ended December 31, 2022		For the Period Ended December 31, 2021(A)
Shares	Dollars	Shares	Dollars

—	$—	—	$—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

183,817	1,244,762	171,130	1,927,465
—	—	—	—
(50,052)	(306,228)	(46,676)	(532,912)
133,765	938,534	124,454	1,394,553

701,127	5,286,759	3,614,814	40,776,835
—	—	—	—
(3,656,277)	(30,218,883)	(110,834)	(1,159,754)
(2,955,150)	(24,932,124)	3,503,980	39,617,081

—	—	2,500,250	25,002,504
—	—	—	(4)
—	—	2,500,250	25,002,500
(2,821,385)	$(23,993,590)	6,128,684	$66,014,134

Financial Highlights
Touchstone Anti-Benchmark® US Core Equity Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Return of capital	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
12/31/20(2)	$12.97	$0.02	$1.20	$1.22	$(0.15)	$ —	$ —	$(0.15)	$14.04	9.41%(3)	$6,184	0.79%(4)	1.31%(4)	0.70%(4)	54%(3)(5)
12/31/21	14.04	0.11(6)	1.13	1.24	(0.28)	(0.22)	—	(0.50)	14.78	8.89	6,482	0.79	1.29	0.71	59
12/31/22	14.78	0.18(6)	(1.54)	(1.36)	—	(3.11)	—	(3.11)	10.31	(9.34)	5,113	0.79	1.51	1.41	85
Class C
12/31/20(2)	$11.57	$—(7)	$1.07	$1.07	$—	$ —	$ —	$—	$12.64	9.25%(3)	$1,969	1.54%(4)	2.22%(4)	(0.05)%(4)	54%(3)(5)
12/31/21	12.64	(—)(6)(7)	1.00	1.00	(0.18)	(0.22)	—	(0.40)	13.24	8.05	1,482	1.54	2.44	(0.04)	59
12/31/22	13.24	0.08(6)	(1.38)	(1.30)	—	(3.11)	—	(3.11)	8.83	(9.99)	860	1.54	3.08	0.66	85
Class Y
09/30/19(8)(9)	$11.22	$0.10	$0.63	$0.73	$(0.07)	$ —	$ —	$(0.07)	$11.88	6.57%(3)	$52	0.54%(4)	110.89%(4)	2.10%(4)	137%(3)(10)
09/30/20(8)	11.88	0.29	1.44	1.73	(0.38)	(0.17)	(0.01)	(0.56)	13.05	14.63	159	0.54	9.63	1.91	73
12/31/20(8)(11)(12)	13.05	0.04	1.30	1.34	(0.19)	—	—	(0.19)	14.20	10.23(3)	17,411	0.54(4)	1.04(4)	0.92(4)	54(3)(5)
12/31/21	14.20	0.15(6)	1.14	1.29	(0.32)	(0.22)	—	(0.54)	14.95	9.14	15,924	0.54	0.85	0.96	59
12/31/22	14.95	0.22(6)	(1.56)	(1.34)	—	(3.11)	—	(3.11)	10.50	(9.10)	12,081	0.54	1.09	1.66	85
Institutional Class
09/30/19(8)(9)	$11.36	$0.22	$0.52	$0.74	$(0.07)	$ —	$ —	$(0.07)	$12.03	6.59%(3)	$26,648	0.44%(4)	0.85%(4)	2.21%(4)	137%(3)(10)
09/30/20(8)	12.03	0.25	1.53	1.78	(0.41)	(0.17)	(0.01)	(0.59)	13.22	14.77	30,585	0.44	0.77	2.01	73
12/31/20(8)(11)(12)	13.22	0.04	1.31	1.35	(—)(7)	—	—	—	14.57	10.22(3)	23,061	0.44(4)	0.82(4)	1.02(4)	54(3)(5)
12/31/21	14.57	0.17(6)	1.16	1.33	(0.51)	(0.22)	—	(0.73)	15.17	9.17	5,158	0.44	0.72	1.06	59
12/31/22	15.17	0.24(6)	(1.58)	(1.34)	—	(3.11)	—	(3.11)	10.72	(8.96)	4,675	0.44	1.09	1.76	85
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Represents the period from commencement of operations (October 2, 2020) through December 31, 2020.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Dynamic Equity Fund merger on October 2, 2020. If these transactions were included, portfolio turnover would have been higher.
(6)	The net investment income (loss) per share was based on average shares outstanding for the period.
(7)	Less than $0.005 per share.
(8)	During the three months ended December 31, 2020, the Fund effected the following reverse stock split effective the close of business October 2, 2020: 0.8911 for 1 for Class Y shares and 0.8799 for 1 for Institutional Class shares. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(9)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(10)	Portfolio turnover excludes securities received from processing a subscription-in-kind.
(11)	Represents the three months ended December 31, 2020.
(12)	The Fund changed its fiscal year end from September 30 to December 31.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Dynamic Allocation Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
12/31/18	$12.56	$0.20	$(1.16)	$(0.96)	$(0.26)	$ (0.71)	$(0.97)	$10.63	(7.91)%	$54,871	0.49%	0.92%	1.57%	40%
12/31/19	10.63	0.21	1.68	1.89	(0.26)	(0.20)	(0.46)	12.06	17.95	77,001	0.49	0.94	1.77	38
12/31/20	12.06	0.16	1.41	1.57	(0.19)	(0.20)	(0.39)	13.24	13.09	81,624	0.49	0.91	1.26	33
12/31/21	13.24	0.17	0.50	0.67	(0.33)	(0.42)	(0.75)	13.16	5.11	77,866	0.49	0.88	1.26	20
12/31/22	13.16	0.17(3)	(2.35)	(2.18)	(0.29)	(0.28)	(0.57)	10.41	(16.59)	58,573	0.49	1.00	1.50	60
Class C
12/31/18	$12.28	$0.11	$(1.13)	$(1.02)	$(0.17)	$ (0.71)	$(0.88)	$10.38	(8.55)%	$24,897	1.24%	1.68%	0.82%	40%
12/31/19	10.38	0.25	1.51	1.76	(0.14)	(0.20)	(0.34)	11.80	17.01	5,250	1.24	1.90	1.02	38
12/31/20	11.80	0.25	1.20	1.45	(0.10)	(0.20)	(0.30)	12.95	12.28	3,015	1.24	2.03	0.51	33
12/31/21	12.95	0.08	0.48	0.56	(0.22)	(0.42)	(0.64)	12.87	4.34	2,035	1.24	2.33	0.51	20
12/31/22	12.87	0.08(3)	(2.29)	(2.21)	(0.39)	(0.28)	(0.67)	9.99	(17.18)	1,270	1.24	2.72	0.75	60
Class Y
12/31/18	$12.67	$0.27	$(1.21)	$(0.94)	$(0.29)	$ (0.71)	$(1.00)	$10.73	(7.69)%	$5,525	0.24%	0.85%	1.82%	40%
12/31/19	10.73	0.31	1.64	1.95	(0.29)	(0.20)	(0.49)	12.19	18.35	4,060	0.24	0.97	2.02	38
12/31/20	12.19	0.17	1.42	1.59	(0.21)	(0.20)	(0.41)	13.37	13.23	4,735	0.24	0.88	1.51	33
12/31/21	13.37	0.21	0.51	0.72	(0.37)	(0.42)	(0.79)	13.30	5.39	5,061	0.24	0.87	1.51	20
12/31/22	13.30	0.20(3)	(2.37)	(2.17)	(0.32)	(0.28)	(0.60)	10.53	(16.34)	2,987	0.24	0.99	1.75	60
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Ratio does not include expenses of the underlying funds.
(3)	The net investment income per share was based on average shares outstanding for the period.
Touchstone Sands Capital International Growth Fund
Period ended	Net asset value at beginning of period	Net investment loss	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value at end of period	Total return	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class Y
12/31/21(1)	$10.00	$(0.03)	$0.27	$0.24	$10.24	2.40%(2)	$1,274	0.98%(3)	2.57%(3)	(0.67)%(3)	18%(2)
12/31/22	10.24	(0.02)(4)	(4.33)	(4.35)	5.89	(42.48)	1,521	0.98	2.25	(0.29)	50
Institutional Class
12/31/21(1)	$10.00	$(0.02)	$0.27	$0.25	$10.25	2.50%(2)	$35,915	0.88%(3)	1.36%(3)	(0.57)%(3)	18%(2)
12/31/22	10.25	(0.01)(4)	(4.33)	(4.34)	5.91	(42.34)	3,244	0.88	1.83	(0.19)	50
Class R6
12/31/21(1)	$10.00	$(0.04)	$0.29	$0.25	$10.25	2.50%(2)	$25,625	0.82%(3)	1.25%(3)	(0.51)%(3)	18%(2)
12/31/22	10.25	(0.01)(4)	(4.33)	(4.34)	5.91	(42.34)	14,769	0.82	1.41	(0.13)	50
(1)	Represents the period from commencement of operations (March 8, 2021) through December 31, 2021.
(2)	Not annualized.
(3)	Annualized.
(4)	The net investment income per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
December 31, 2022
1. Organization
The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of nineteen funds, including the following three funds (individually, a “Fund”, and collectively, the “Funds”):
Touchstone Anti-Benchmark® US Core Equity Fund ("Anti-Benchmark® US Core Equity Fund”)
Touchstone Dynamic Allocation Fund (formerly known as Touchstone Dynamic Global Allocation Fund) ("Dynamic Allocation Fund”)
Touchstone Sands Capital International Growth Fund ("Sands Capital International Growth Fund”)
Each Fund is diversified with the exception of the Sands Capital International Growth Fund which is non-diversified. Additionally, the Dynamic Allocation Fund is a “Fund of Funds”, sub-advised by Wilshire Advisors, LLC, which seeks to achieve its investment goals by primarily investing in a diversified portfolio of affiliated underlying equity and fixed income funds. These underlying funds (“Underlying Funds”), in turn, invest in a variety of U.S. and foreign equity and fixed-income securities. Under normal circumstances, the Dynamic Allocation Fund expects to invest its assets among equity and fixed-income funds in the following ranges:
	Equity Fund Allocation	Fixed Income Fund Allocation
Dynamic Allocation Fund	45-75%	25-55%
The investment goal of each of the Underlying Funds that the Dynamic Allocation Fund invested in is as follows:
Fund	Investment Goal
Touchstone Active Bond Fund	Seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.
Touchstone Anti-Benchmark® International Core Equity Fund	Seeks capital appreciation.
Touchstone Ares Credit Opportunities Fund	Seeks absolute total return, primarily from income and capital appreciation.
Touchstone Growth Opportunities Fund	Seeks long-term growth of capital.
Touchstone High Yield Fund	Seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.
Touchstone Impact Bond Fund	Seeks high current income. Capital appreciation is secondary goal.
Touchstone International ESG Equity Fund	Seeks long-term growth of capital.
Touchstone International Growth Fund	Seeks to achieve long-term capital appreciation.
Touchstone Mid Cap Fund	Seeks long-term capital growth.
Touchstone Sands Capital Emerging Markets Growth Fund	Seeks long-term capital appreciation.
Touchstone Sands Capital Select Growth Fund	Seeks long-term capital appreciation.
Touchstone Small Cap Value Fund	Seeks long-term capital growth.
Touchstone Ultra Short Duration Fixed Income Fund	Seeks maximum total return consistent with the preservation of capital.
Touchstone Value Fund	Seeks to provide investors with long-term capital growth.
Dreyfus Government Cash Management	Seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Anti-Benchmark® US Core Equity Fund offers the following classes of shares: Class A shares, Class C shares, Class Y shares, and Institutional Class shares. The Dynamic Allocation Fund offers the following classes of shares: Class A shares, Class C shares and Class Y shares. The Sands Capital International Growth Fund offers the following classes of shares: Class Y shares, Institutional Class shares and Class R6 shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the

Notes to Financial Statements (Continued)
Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of December 31, 2022, for each Fund’s investments, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended December 31, 2022.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds and are categorized in Level 1.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by Touchstone Advisors, Inc. (the “Adviser”) and adopted by the Funds' Board of Trustees (the “Board”) and are generally categorized in Level 3.
Dynamic Allocation Fund — The Dynamic Allocation Fund invests in securities of affiliated funds, the Underlying Funds. The value of an investment in the Dynamic Allocation Fund is based on the performance of the Underlying Funds in which it invests and the allocation of its assets among those funds. Because the Dynamic Allocation Fund invests in mutual funds, shareholders of

Notes to Financial Statements (Continued)
the Dynamic Allocation Fund indirectly bear a proportionate share of the expenses charged by the Underlying Funds in which it invests as well as its share of the Dynamic Allocation Fund's fees and expenses. The principal risks of an investment in the Dynamic Allocation Fund include the principal risks of investing in the Underlying Funds.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of December 31, 2022, the following Fund loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Anti-Benchmark® US Core Equity Fund	Common Stocks	$229,095	$232,760	$3,665
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (received from) the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Notes to Financial Statements (Continued)
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). There is no sales load on purchases when aggregate purchases in all Touchstone funds equal at least $1 million. The maximum offering price per share of Classes C, Y, R6 and Institutional Class shares of the Funds is equal to the NAV per share.
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least $1 million where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds may be subject to a CDSC of 1.00% if redeemed within one year from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Anti-Benchmark® US Core Equity Fund and the Sands Capital International Growth Fund declare and distribute net investment income, if any, annually as a dividend to shareholders. The Dynamic Allocation Fund declares and distributes net investment income, if any, quarterly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone ETF Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by June 30, 2023. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. Before then, it is expected that market participants have or will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.

Notes to Financial Statements (Continued)
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2022:
	Anti- Benchmark® US Core Equity Fund	Dynamic Allocation Fund	Sands Capital International Growth Fund
Purchases of investment securities	$20,956,313	$41,914,405	$14,073,542
Proceeds from sales and maturities	$24,667,995	$48,292,733	$35,806,860
There were no purchases or proceeds from sales and maturities of U.S. Government securities by the Funds for the year ended December 31, 2022.
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Adviser, Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Adviser and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. ("Western & Southern").
On behalf of the Funds, the Adviser pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Adviser is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $81,981 for the Funds’ Board for the year ended December 31, 2022.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Anti-Benchmark® US Core Equity Fund	0.35% on the first $1 billion 0.30% on such assets over $1 billion
Dynamic Allocation Fund	0.25% on the first $1 billion 0.225% on the next $1 billion 0.20% on the next $1 billion 0.175% on such assets over $3 billion
Sands Capital International Growth Fund	0.80% on all assets
The Adviser has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Adviser”):
TOBAM S.A.S.	Wilshire Advisors, LLC	Sands Capital Management, LLC
Anti-Benchmark® US Core Equity Fund	Dynamic Allocation Fund	Sands Capital International Growth Fund
The Adviser pays sub-advisory fees to each Sub-Adviser from its advisory fee.
The Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds.

Notes to Financial Statements (Continued)
The Adviser has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class Y	Institutional Class	Class R6	Termination Date
Anti-Benchmark® US Core Equity Fund	0.79%	1.54%	0.54%	0.44%	—	April 29, 2023
Dynamic Allocation Fund	0.49%	1.24%	0.24%	—	—	April 29, 2023
Sands Capital International Growth Fund	—	—	0.98%	0.88%	0.82%	April 29, 2023
The Expense Limitation Agreement can be terminated with respect to a Fund by a vote of the Funds’ Board if it deems the termination to be beneficial to the Fund’s shareholders.
During the year ended December 31, 2022, the Adviser or its affiliates waived investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Anti-Benchmark® US Core Equity Fund	$—	$28,778	$131,501	$160,279
Dynamic Allocation Fund	10,641	83,665	291,395	385,701
Sands Capital International Growth Fund	12,772	37,659	157,432	207,863
Under the terms of the Expense Limitation Agreement, the Adviser is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Adviser only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Adviser and the Fund's current expense limitation.
As of December 31, 2022, the Adviser may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before September 30, 2023	Expires on or before December 31, 2023	Expires on or before December 31, 2024	Expires on or before December 31, 2025	Total
Anti-Benchmark® US Core Equity Fund	$76,248	$49,914	$139,222	$135,613	$400,997
Dynamic Allocation Fund	—	189,693	145,484	206,900	542,077
Sands Capital International Growth Fund	—	—	165,985	207,863	373,848
The Adviser did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2022.
ADMINISTRATION AGREEMENT
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Adviser’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Adviser, not the Trust.

Notes to Financial Statements (Continued)
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. ("Transfer Agent"), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Adviser for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).
UNDERWRITING AGREEMENT
The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the  Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Adviser, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended December 31, 2022:
Fund	Amount
Anti-Benchmark® US Core Equity Fund	$ 93
Dynamic Allocation Fund	8,717
In addition, the Underwriter collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended December 31, 2022:
Fund	Class C
Dynamic Allocation Fund	$ 319
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. During the year ended December 31, 2022, the Funds did not engage in any Rule 17a-7 transactions.
AFFILIATED INVESTMENTS
A summary of the Dynamic Allocation Fund’s transactions in affiliated Underlying Funds during the year ended December 31, 2022 is as follows:
Underlying Fund^	Market Value 12/31/21	Purchases at cost	Proceeds from sales	Net Realized Gain (Loss)**	Net Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/22	Dividend Income	Shares
Touchstone Active Bond Fund	$—	$6,507,737	$(459,931)	$(20,546)	$(353,128)	$5,674,132	$127,737	618,771
Touchstone Anti-Benchmark® International Core Equity Fund	8,755,808	283,960	(2,282,760)	(457,271)	(1,087,915)	5,211,822	167,785	656,401

Notes to Financial Statements (Continued)
Underlying Fund^	Market Value 12/31/21	Purchases at cost	Proceeds from sales	Net Realized Gain (Loss)**	Net Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/22	Dividend Income	Shares
Touchstone Ares Credit Opportunities Fund	$3,475,073	$270,251	$(2,145,339)	$(210,693)	$(127,159)	$1,262,133	$109,298	141,813
Touchstone Growth Opportunities Fund	7,951,664	2,050,614	(1,183,310)	(228,631)	(2,209,785)	6,380,552	19,512	201,343
Touchstone High Yield Fund	—	3,903,975	(415,591)	(43,861)	(298,640)	3,145,883	134,199	435,718
Touchstone Impact Bond Fund	12,045,281	12,130,721	(8,862,128)	(855,985)	(1,875,117)	12,582,772	412,104	1,415,385
Touchstone International ESG Equity Fund	—	9,591,451	(1,357,614)	(230,874)	(1,605,925)	6,397,038	163,133	943,516
Touchstone International Growth Fund	4,151,715	—	(4,034,456)	120,087	(237,346)	—	—	—
Touchstone Mid Cap Fund	1,721,397	36,573	(212,361)	58,245	(331,895)	1,271,959	4,656	30,694
Touchstone Sands Capital Emerging Markets Growth Fund	2,638,101	3,357,289	(606,055)	(203,694)	(1,477,330)	3,708,311	—	293,844
Touchstone Sands Capital Select Growth Fund	3,843,262	2,614,281	(618,322)	(178,392)	(2,275,367)	3,385,462	—	355,990
Touchstone Small Cap Value Fund	1,724,384	2,532	(919,630)	109,131	(245,124)	671,293	2,055	21,037
Touchstone Ultra Short Duration Fixed Income Fund	6,072,252	364,524	(4,460,866)	(98,964)	15,651	1,892,597	62,856	210,523
Touchstone Value Fund	13,667,473	800,497	(2,480,324)	185,242	(1,310,104)	10,862,784	186,155	1,078,727
Total:	$66,046,410	$41,914,405	$(30,038,687)	$(2,056,206)	$(13,419,184)	$62,446,738	$1,389,490
^	All affiliated underlying fund investments are invested in the Institutional Class, unless otherwise indicated.
**	Excludes capital gain distributions.
5. Liquidity
ReFlow Fund LLC - The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
During the year ended December 31, 2022, the Funds did not utilize ReFlow.
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

Notes to Financial Statements (Continued)
During the year ended December 31, 2022, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
Dynamic Allocation Fund	$ 11,205	0.68%	$ 77
Sands Capital International Growth Fund	$ 42,419	0.68%	$ 290
*	Included in Other expenses in the Statements of Operations.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years or periods ended December 31, 2022 and December 31, 2021 are as follows:
	Anti-Benchmark® US Core Equity Fund		Dynamic Allocation Fund		Sands Capital International Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Period Ended December 31, 2021(A)
From ordinary income	$1,186,021	$1,349,320	$1,735,216	$2,665,675	$—	$—
From long-term capital gains	4,312,476	—	1,667,588	2,041,171	—	—
Total distributions	$5,498,497	$1,349,320	$3,402,804	$4,706,846	$—	$—
(A)	Represents the period from commencement of operations (March 8, 2021) through December 31, 2021.
The following information is computed on a tax basis for each item as of December 31, 2022:
	Anti-Benchmark® US Core Equity Fund	Dynamic Allocation Fund	Sands Capital International Growth Fund
Tax cost of portfolio investments	$20,561,368	$70,486,835	$24,367,755
Gross unrealized appreciation on investments	3,812,258	1,674,591	718,949
Gross unrealized depreciation on investments	(1,247,239)	(9,220,793)	(5,479,326)
Net unrealized appreciation (depreciation) on investments	2,565,019	(7,546,202)	(4,760,377)
Gross unrealized appreciation on foreign currency transactions	—	—	154
Gross unrealized depreciation on foreign currency transactions	(1)	—	(29)
Net unrealized appreciation (depreciation) on foreign currency transactions	(1)	—	125
Capital loss carryforwards	(2,230,889)	(190,030)	(17,546,822)
Qualified late year losses	—	—	(1,229)
Undistributed ordinary income	389,849	—	—
Other temporary differences	(2,075)	—	—
Accumulated earnings (deficit)	$721,903	$(7,736,232)	$(22,308,303)
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

Notes to Financial Statements (Continued)
As of December 31, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Anti-Benchmark® US Core Equity Fund*	$ 1,375,792	$ 855,097	$ 2,230,889
Dynamic Allocation Fund	190,030	—	190,030
Sands Capital International Growth Fund	10,609,710	6,937,112	17,546,822
*	Future utilization is limited under current tax law.
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2022, the following Funds elected to defer the following losses:
Fund	Realized Capital Losses	Ordinary Losses	Total
Sands Capital International Growth Fund	$ —	$ 1,229	$ 1,229
The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of net operating loss and excess distribution have been made to the following Funds for the year ended December 31, 2022:
Fund	Paid-In Capital	Distributable Earnings
Dynamic Allocation Fund	$ (570,169)	$ 570,169
Sands Capital International Growth Fund	(48,385)	48,385
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – The Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events, including in China, North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Notes to Financial Statements (Continued)
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cyber Security - With the increased use of technologies, such as mobile devices and "cloud"-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cyber security incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing  market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. An increase in interest rates could negatively impact a Fund’s NAV. Recent and potential future changes in government monetary policy may affect  interest rates. As the U.S. Federal Reserve "tapers" or reduces the amount of securities it purchases pursuant to its quantitative easing program, and/or raises the federal funds target rate, there is a heightened risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly, which may negatively impact the Fund's performance.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.
9. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. At a meeting held on February 16, 2023, the Board of Trustees (the “Board”) of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the conversion of the Dynamic Allocation Fund (the “Target Fund”), a mutual fund series of the Trust, from a mutual fund to an exchange-traded fund (an “ETF”) through the reorganization of the Target Fund into a newly-created ETF series (the "Acquiring Fund") of the Touchstone ETF Trust (the “Reorganization”).
A combined Form N-14 proxy statement/prospectus (the “Proxy Statement”) providing information on the Acquiring Fund and the Reorganization, and including the Plan of Reorganization, will be mailed to shareholders of record of the Target Fund in the second quarter of 2023. A special meeting of shareholders of the Target Fund is expected to be held in the third quarter of 2023 (the "Special Meeting"), at which shareholders of record of the Target Fund will be asked to vote on the proposal to approve the Reorganization. Under the Plan of Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund having

Notes to Financial Statements (Continued)
the same aggregate net asset value as the shares of the Target Fund they hold on the date of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. Subject to shareholder approval, the Reorganization is expected to occur in the fourth quarter of 2023. Touchstone Advisors, Inc. has agreed to assume all of the costs of the Reorganization.
There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Touchstone Anti-Benchmark® US Core Equity Fund, Touchstone Dynamic Allocation Fund (formerly Touchstone Dynamic Global Allocation Fund) and Touchstone Sands Capital International Growth Fund and the Board of Trustees of Touchstone Strategic Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Anti-Benchmark® US Core Equity Fund, Touchstone Dynamic Allocation Fund (formerly Touchstone Dynamic Global Allocation Fund)  and Touchstone Sands Capital International Growth Fund (collectively referred to as the “Funds”) (three of the funds constituting Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting Touchstone Strategic Trust) at December 31, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the Touchstone Strategic Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Touchstone Anti-Benchmark® US Core Equity Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the two years in the period
ended December 31, 2022, for the period
from October 1, 2020 to December 31, 2020,
for the year ended September 30, 2020,
and for the period from November 19, 2018
(commencement of operations)
through September 30, 2019
Touchstone Dynamic Allocation Fund (formerly Touchstone Dynamic Global Allocation Fund)	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Touchstone Sands Capital International Growth Fund	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from March 8, 2021 (commencement of operations) through December 31, 2021
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial

Report of Independent Registered Public Accounting Firm (Continued)
statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
February 17, 2023

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2022 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Anti-Benchmark® US Core Equity Fund	35.44%
Dynamic Allocation Fund	71.47%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended December 31, 2022 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Anti-Benchmark® US Core Equity Fund	40.39%
Dynamic Allocation Fund	55.23%
For the fiscal year ended December 31, 2022, the Funds designated long-term capital gains as follows:
Anti-Benchmark® US Core Equity Fund	$ 4,312,476
Dynamic Allocation Fund	$ 1,667,588
Foreign Tax Income & Foreign Tax Credit
Dynamic Allocation Fund intends to pass through a foreign tax credit to its shareholders. For the fiscal year ended December 31, 2022, the total amount of foreign source income is $321,226 or $0.05 per share. The total amount of foreign taxes to be paid is $42,916 or $0.01 per share. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisers use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply

Other Items (Unaudited) (Continued)
the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2022” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized December 31, 2022	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Six Months Ended December 31, 2022*
Anti-Benchmark® US Core Equity Fund
Class A	Actual	0.79%	$1,000.00	$1,058.40	$4.10
Class A	Hypothetical	0.79%	$1,000.00	$1,021.22	$4.02
Class C	Actual	1.54%	$1,000.00	$1,053.60	$7.97
Class C	Hypothetical	1.54%	$1,000.00	$1,017.44	$7.83
Class Y	Actual	0.54%	$1,000.00	$1,060.00	$2.80
Class Y	Hypothetical	0.54%	$1,000.00	$1,022.48	$2.75
Institutional Class	Actual	0.44%	$1,000.00	$1,059.90	$2.28
Institutional Class	Hypothetical	0.44%	$1,000.00	$1,022.99	$2.24
Dynamic Allocation Fund
Class A	Actual	0.49%	$1,000.00	$1,003.60	$2.47
Class A	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50
Class C	Actual	1.24%	$1,000.00	$1,000.70	$6.25
Class C	Hypothetical	1.24%	$1,000.00	$1,018.95	$6.31
Class Y	Actual	0.24%	$1,000.00	$1,005.90	$1.21
Class Y	Hypothetical	0.24%	$1,000.00	$1,024.00	$1.22
Sands Capital International Growth Fund
Class Y	Actual	0.98%	$1,000.00	$1,008.60	$4.96
Class Y	Hypothetical	0.98%	$1,000.00	$1,020.27	$4.99
Institutional Class	Actual	0.88%	$1,000.00	$1,010.30	$4.46
Institutional Class	Hypothetical	0.88%	$1,000.00	$1,020.77	$4.48
Class R6	Actual	0.82%	$1,000.00	$1,010.30	$4.15
Class R6	Hypothetical	0.82%	$1,000.00	$1,021.07	$4.18
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

Other Items (Unaudited) (Continued)
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 15, 2021 through May 12, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated adequately and effectively in promoting effective liquidity risk management for the Funds.
Advisory and Sub-Advisory Agreement Approval Disclosure
At a meeting held on November 17, 2022, the Board of Trustees (the "Board" or “Trustees”) of the Touchstone Strategic Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor's and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.
In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts periodic due diligence of each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Advisor’s due diligence reviews of the Sub-Advisors are reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.
Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses

Other Items (Unaudited) (Continued)
in order to limit each Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board considered that certain affiliates of the Advisor and the Funds’ distributor receive Rule 12b-1 distribution fees and shareholder service fees that are paid from Fund assets. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.
The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates' level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.
Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended September 30, 2022, as applicable, and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.
The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of the Funds in order to reduce the Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.
The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:
Touchstone Anti-Benchmark® US Core Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-month period ended September 30, 2022 was in the 1st quintile of its peer group, the Fund’s performance for the twelve-month period ended September 30, 2022 was in the 3rd quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended September 30, 2022 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s twelve- and thirty-six-month period performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Dynamic Allocation Fund (formerly, Touchstone Dynamic Global Allocation Fund). The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and thirty-six-month periods ended September 30, 2022 was in the 3rd quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2022 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s twelve-month period performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Sands Capital International Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and twelve-month periods ended September 30, 2022 was in the 5th quintile. The Board noted management’s discussion of the Fund’s recent performance. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Economies of Scale. The Board considered the effect of each Fund's current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for all but one of the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the

Other Items (Unaudited) (Continued)
respective Fund’s assets increased and considered the necessity of adding breakpoints with respect to the one Fund that did not currently have such breakpoints in its advisory fee schedule. The Board determined that adding breakpoints at specified levels to the advisory fee schedules of the one Fund that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund's assets increase over time, the Fund also might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.
Conclusion. In considering the renewal of the Funds' Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund's advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor's compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor's brokerage practices.
Sub-Advisor's Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Fund(s), the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and are negotiated at arm’s-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for two of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund's assets increased.
Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fees it receives from the respective Fund. The Board noted that the Touchstone Sands Capital International Growth Fund’s Sub-Advisor had waived a portion of its sub-advisory fees in an effort to maintain the Fund’s expense limitations. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by each of the Touchstone Anti-Benchmark® US Core Equity Fund’s Sub-Advisor and the Touchstone Sands Capital International Growth Fund’s Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the Sub-Advisors at arm’s-length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:
Touchstone Anti-Benchmark® US Core Equity Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Other Items (Unaudited) (Continued)
Touchstone Dynamic Allocation Fund (formerly, Touchstone Dynamic Global Allocation Fund). The Trustees considered the Fund’s sub-advisory fee relative to the fees paid by other funds to their sub-advisors. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Sands Capital International Growth Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended September 30, 2022, as applicable, and as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.
Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund's assets in accordance with the Fund's investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund's sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees[1]:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	40	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty from 2016 to 2022; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	40	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
Sally J. Staley[4] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017; formerly Chief Investment Officer and Corporate Officer for Case Western Reserve University from 2006 to 2017; formerly Advisor to Fairport Asset Management LLC/Luma Wealth Advisors from 2011 to 2019.	40	Trustee, College of Wooster since 2006 (Chair since 2021); Trustee, Great Lakes Theater Festival since 2005; and Member of Advisory Committee, Certified Investment Fund Director Institute from 2015 to 2020.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
1Ms. McGruder, as a director of the Adviser and the Distributor, and an officer of affiliates of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 As of December 31, 2022, the Touchstone Fund Complex consisted of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, 4 series of Touchstone ETF Trust and 4 variable annuity series of Touchstone Variable Series Trust.
3Each Trustee is also a Trustee of Touchstone ETF Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust.
4 Ms. Staley was elected as a Trustee, effective as of January 1, 2023.

Management of the Trust (Unaudited) (Continued)
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
1 Each officer also holds the same office with Touchstone ETF Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians and broker-dealers to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. We do not permit these companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone ETF Trust.
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Adviser
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-54CC-TST-AR-2212

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (December Funds) totaled $57,500 and $57,500 for the fiscal years ended December 31, 2022 and December 31, 2021, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for the fiscal years ended December 31, 2022 and December 31, 2021, respectively.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,780 and $20,060 for the fiscal years ended December 31, 2022 and December 31, 2021, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and India tax agent services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $4,127 and $1,266 for the fiscal years ended December 31, 2022 and December 31, 2021, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust and certain entities*, totaled approximately $699,959 and $528,481 for the fiscal years ended December 31, 2022 and December 31, 2021, respectively.

* These include the advisers (excluding non-affiliated sub-advisers) and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	March 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	March 1, 2023

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	March 1, 2023

* Print the name and title of each signing officer under his or her signature.